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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 7, 2004


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)




        Delaware                        0-13667               22-2677298
(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)         Identification No.)


      1386 Beulah Road, Building 801, Pittsburgh, PA                15235
         (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number, including area code: (412) 243-3200


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ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on December 7, 2004. The following information is being provided under Item 2.02 Disclosure of Results of Operations and Financial
Condition:

On December 7, 2004, PDG Environmental, Inc., issued a press release reporting its results of operations during the three months ended October 31, 2004. A copy of the press release is furnished as exhibit 99.1 of this report.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

                                                                   SEQUENTIAL
EXHIBIT INDEX                                                  NUMBERING SYSTEM
-------------                                                  ----------------

               20 Press Release dated December 7, 2004

99.1 Press release dated December 7, 2004 reporting results of operations during the three months ended October 31, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        PDG ENVIRONMENTAL, INC.




                                        By /s/ John C. Regan
                                           -------------------------------
                                           John C. Regan
                                           Chairman and Chief Executive Officer











Date:  December 8, 2004




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